UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2011

CYBERMESH INTERNATIONAL CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-52207	98-0512139
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Address:  2715 Indian Farm Ln. NW
Albuquerque, NM 87107
 (Address of principal executive offices and Zip Code)

505-359-5002
 Registrant's telephone number, including area code

 (Former name or former address, if changed since last report)

  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01. Changes in Registrant's Certifying Accountant.

(a) former independent registered public accountant

On March 11, 2011, the board of directors of Cybermesh International Corp. (“Registrant”) approved the dismissal of Jeffrey & Company as the independent registered public accountant for the Registrant.

The report of Jeffrey & Company on the financial statements of the Registrant for the years ended May 31, 2010 and 2009, contained no adverse opinion or disclaimer of opinion, and such report was not qualified or modified as to uncertainty, audit scope or accounting principle, except that the report contained a modification to the effect that there was substantial doubt as to the Registrant’s ability to continue as a going concern.

During the years ended May 31, 2010 and 2009 and through March 11, 2011, there were no disagreements with Jeffrey & Company on any accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Jeffrey & Company, would have caused it to make reference thereto in connection with its report on the Registrant’s financial statements for such years.

No reportable event as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K has occurred during the years ended May 31, 2010 and 2009.

The Registrant requested that Jeffrey & Company furnish it with a letter addressed to the United States Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated March 14, 2011, is filed as Exhibit 16 to this Form 8-K.

(b) new independent registered public accounting firm

On March 11, 2011, the board of directors of the Registrant appointed Berman & Company, P.A. as the independent registered public accounting firm of the Registrant for the year ended May 31, 2011.

The Board of Directors of the Registrant did not consult with Berman & Company, P.A. during the year ended May 31, 2010, and through March 11, 2011, on any matter which was the subject of any disagreement or any reportable event as defined in Regulation S-K Item 304(a)(1)(iv) and Regulation S-K Item 304(a)(1)(v), respectively, or on the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, relating to which either a written report was provided to the Board of Directors of the Registrant, or oral advice was provided, that Berman & Company, P.A. concluded was an important factor considered by the Board of Directors of the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue.

Item 9.01. Financial Statements and Exhibits.

(c)   Exhibit

      Exhibit 16: Letter from Registrant's prior independent accountants.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 18, 2011.

CYBERMESH INTERNATIONAL CORP

/s/ John Samuel Porter

John Samuel Porter
President